 Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A of BioMed Inc. (the “Company”) for the quarterly period ended May 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Denis Corin, Chief Executive Officer (Principal Executive Officer and Acting Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 18, 2018
/s/ Denis Corin
Denis Corin
Chief Executive Officer (Principal Executive Officer and Acting Principal Financial and Accounting Officer)